UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	September 19, 2025

INGLES MARKETS, INCORPORATED

(Exact name of registrant as specified in its charter)

North Carolina	0-14706	56-0846267
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2913 U.S. Hwy. 70 West, Black Mountain, NC	28711
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(828) 669-2941

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.05 par value per share	IMKTA	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.03.         Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 19, 2025, the board of directors (the “Board”) of Ingles Markets, Incorporated, a North Carolina corporation (the “Company”), adopted the Company’s Second Amended and Restated Bylaws (the “Second A&R Bylaws”), which amended and restated in their entirety the Company’s Amended and Restated By-Laws to: (i) provide for customary advance notice requirements with respect to shareholders’ nominations of director candidates and business proposals in connection with the Company’s annual meeting of shareholders; (ii) update the titles and roles of the Company’s officers; (iii) strengthen the general indemnification provisions applicable to the Company’s directors and officers; and (iv) provide additional flexibility with respect to the timing of certain Board meetings. The Second A&R Bylaws also include certain immaterial and ministerial revisions and modernizing updates, including to specify the process for director and officer resignations, to provide for electronic signatures and communications for certain actions by the Company, and to modernize proxy appointment provisions for the Company’s annual meeting of shareholders, including current electronic transmission standards. The Second A&R Bylaws became effective upon adoption by the Board on September 19, 2025.

The foregoing description of the Second A&R Bylaws is only a summary and is qualified in its entirety by the full text of the Second A&R Bylaws, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated by reference in this Item 5.03.

Item 9.01         Financial Statements and Exhibits.

Exhibit Number	Description
3.1	Second Amended and Restated Bylaws of Ingles Markets, Incorporated
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INGLES MARKETS, INCORPORATED
(Registrant)

Date: September 23, 2025	By:	/s/ Patricia E. Jackson
Patricia E. Jackson
Chief Financial Officer